AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT

     This Amendment No. 6 to Amended and Restated Credit Agreement (this "Amendment Agreement") is entered into as of September 30, 1999 by and among Rawlings Sporting Goods Company, Inc. (the "Borrower"), the undersigned lenders (the "Lenders") and Bank One, NA (f/k/a The First National Bank of Chicago), as agent (the "Agent").

                      W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 12, 1997, as amended (the "Credit Agreement"); and

     WHEREAS, a Default exists under Sections 6.28.3, 6.28.4 and
6.28.5 for the Borrower's fiscal year ending August 31, 1999 (the
"Subject Defaults"), and Borrower has requested that the Lenders and the Agent waive the Subject Defaults; and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to the foregoing on the terms and conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2.   AMENDMENTS TO CREDIT AGREEMENT.

     2.1 Notwithstanding any term or provision of the Credit Agreement to the contrary, on and after the effective date of this Amendment Agreement, the Aggregate Revolving Credit Commitment shall be permanently reduced to $70,000,000, and the Revolving Credit Agreement of each Lender shall be as set forth on the signature pages hereto.

     2.2 The definition of "Facility Termination Date" set forth in Article I of the Credit Agreement is hereby amended to read in full as follows:

          "Facility Termination Date" means April 30, 2000.

     2.3 The definition of "Subsidiary Security Documents" set forth in Article I of the Credit Agreement is hereby amended to read in full as follows:

          "Subsidiary Security Documents" means, at any time, all agreements, documents and instruments from time to time duly executed and delivered to or for the benefit of the Agent or the Lenders by Rawlings Canada, Incorporated securing or guaranteeing the Obligations."

     2.4 Section 2.1 (a) of the Credit Agreement is amended by restating the last sentence thereof in full as follows:

          "Notwithstanding the foregoing or Section 2.20.1, the aggregate principal balance of all Loans plus the aggregate Facility Letter of Credit Obligations outstanding at any time during any calendar week, after giving effect to any Advances or Facility Letters of Credit at the time requested by the Borrower under this
          Section 2.1(a) or Section 2.20.1, shall not be permitted at any time to exceed an amount equal to the sum of (i) the Borrowing Base as in effect at the end of the calendar week for which the most recent borrowing base certificate has been delivered to the Lenders pursuant to Section 6.1(m)(i), plus (ii) for the period on or before December 31, 1999, $10,000,000."

     2.5 Section 2.4(a) of the Credit Agreement is amended to read in full as follows:

          "The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee of thirty basis points (.30%) per annum on such Lender's pro-rata share of (i) the Aggregate Revolving Credit Commitment, MINUS
          (ii) the sum of the outstanding balance of the Revolving Credit Loans, calculated on a daily basis from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. Until the Aggregate Revolving Credit Commitment is terminated and the Obligations paid in full in accordance with the Credit Agreement, the Borrower further agrees to pay to the Agent for the account of each Lender on the last day of each month, commencing December 31, 1999, a supplemental commitment fee of twenty-five basis points (.25%) (in each case payable on a gross percentage basis and not a per annum basis) on the full amount of the Aggregate Revolving Credit Commitment then in effect, after giving effect to any Commitment reduction on such date made in accordance with the Credit Agreement. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder."

     2.6 Section 6.1(m) of the Credit Agreement is amended to read in full as follows:

          "(m) not later than (i) Monday of each calendar week, commencing October 11, 1999, a certificate in the form of Exhibit A to Amendment No. 6 to the Agreement signed by the Borrower's chief financial officer setting forth the calculation of the Borrowing Base as of the Friday of the preceding calendar week and the Borrower's compliance with Section 6.32 as of such Friday, and (ii) as soon as practicable and in any event not later than 15 days after the end of each calendar month, a certificate in the form of Exhibit B to Amendment No. 6 to the Agreement signed by the Borrower's chief financial officer setting forth the calculation of the Borrowing Base as of the end of such month and the Borrower's compliance with Section 6.32."

     2.7 Section 6.32 of the Credit Agreement is amended to read in full as follows:

          "6.32     BORROWING BASE.  The Borrower will not cause
          or permit the aggregate outstanding principal balance of the Loans plus the aggregate outstanding amount of all Facility Letter of Credit Obligations at any time to exceed an amount equal to the sum of (i) the Borrowing Base as in effect as of the Friday for which the most recent Borrowing Base certificate has been delivered to the Lenders pursuant to Section 6.1(m), plus (ii) for the period on or before December 31, 1999, $10,000,000."

     2.8 Section 6.33 of the Credit Agreement is amended by deleting the date "September 30, 1999" appearing therein and substituting in lieu thereof the date "October 26, 1999".

3. WAIVER. Upon the effectiveness of this Amendment Agreement, the Agent and the Lenders hereby waive on a temporary basis the Subject Defaults through November 30, 1999, provided that on August 31, 1999, Minimum Tangible Net Worth is at least $41,500,000 as reflected in the Borrower's audited financial statements for such fiscal year. Such waiver shall be deemed extended on a temporary basis through December 31, 1999 if on or prior to November 30, 1999 the Borrower shall have entered into a definitive purchase agreement with a buyer to sell all or substantially all of the assets of the Borrower and that (i) provides upon closing for repayment in full in cash of the Obligations and termination of the Commitments, (ii) is to close not later than December 31, 1999, and (iii) is without a financing contingency and is otherwise reasonably satisfactory to the Required Lenders. Such waiver shall extend solely to the Subject Defaults, shall not be deemed a waiver of any subsequent breach of Sections 6.28.3, 6.28.4 or 6.28.5 for any financial reporting period occurring after August 31, 1999, and, at the time of expiration of such waiver as set forth herein, the Subject Defaults shall be reinstated in effect and the Agent and the Lenders shall have all rights and remedies in connection therewith as if the waiver set forth herein had not been given.

4.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

     4.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

     4.2 The Borrower hereby certifies that, after giving effect to this Amendment Agreement, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and no Default or Unmatured Default exists and is continuing.

5.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

     5.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     5.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

     5.3 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

6. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Amendment Agreement.

7.   CHOICE OF LAW.  THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF
CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL
LAWS APPLICABLE TO NATIONAL BANKS.

8. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that Borrower shall have delivered to Agent, in form and substance satisfactory to Agent:

     (a) counterparts of this Amendment Agreement duly executed by the Borrower, Rawlings Canada, and the Lenders;

     (b) copies of the Borrower's and Rawling's Canada, Incorporated's board of directors resolutions certified by the Secretary or Assistant Secretary thereof approving this Amendment Agreement and the terms and provisions hereof;

     (c) a certificate of the Borrower's chief financial officer stating that, after giving effect to the Amendment
     Agreement, no Default or Unmatured Default exists;

     (d) a written opinion of counsel to Borrower regarding the Amendment Agreement; and

     (e) the Borrower shall have paid in immediately available funds (i) an amendment fee of $175,000 to the Agent for the ratable benefit of the Lenders, and (ii) all legal fees and expenses of counsel to the Agent (including Canadian counsel) invoiced to Borrower.

9. HEADINGS. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.


                   [signature pages to follow]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                              RAWLINGS SPORTING
                              GOODS COMPANY, INC.

                              By:  /s/ Stephen M. O'Hara
                              Title:  Chairman and Chief Executive Officer


REVOLVING CREDIT COMMITMENTS:

$17,108,000                   BANK ONE, NA, (f/k/a The First
                              National Bank of Chicago),
                              Individually and as Agent

                              By:  /s/ J. P. Yardley
                              Title:  First Vice President



$14,000,000                   THE BANK OF NEW YORK

                              By:  /s/ Edward ___________
                              Title:  Vice President



$12,446,000                   COMERICA BANK

                              By:  /s/ Jeffrey E. Peck
                              Title:  Vice President



$12,446,000                   MERCANTILE BANK NATIONAL
                              ASSOCIATION

                              By:  /s/ E. ____________
                              Title:  Vice President



$14,000,000                   BANK OF AMERICA, N.A.
                              (f/k/a Bank of America National
                              Trust and Savings Association,
                              successor by merger to Bank of
                              America, N.A., f/k/a NationsBank,
                              N.A.)

                              By:  /s/ Keith M. Schroeder
                              Title:  Senior Vice President

                          REAFFIRMATION

The undersigned acknowledges receipt of a copy of this Amendment
No. 6, consents to the terms and provisions thereof, and ratifies and confirms each of the Loan Documents to which it is a party.


                              RAWLINGS CANADA, INCORPORATED


                              By:  /s/ Rexford K. Peterson
                              Its:  Secretary

                           EXHIBIT A

              RAWLINGS SPORTING GOODS COMPANY, INC.
            WEEKLY MODIFIED BORROWING BASE CERTIFICATE
           FOR WEEK ENDED ______________ (CURRENT WEEK)

(A)  Accounts Receivable Balance
     as of ______________
     (previous week ended)                        $___________
Plus (+):
(B)  New A/R resulting from product sales
     in normal course of business
     during week ended ________
     (current week)                               $___________
Less (-):
(C)  A/R collected during week
     ended __________ (current week)              $___________
(D)  A/R otherwise reduced (e.g.,
     written off) during week
     ended __________
     (current week)                               $___________
     (A) + (B) - (C) - (D)         $___________
                    times                80%
               (E) Availability from A/R          $___________

(F)  Inventory Balance as of ____________
     (previous week ended)                        $___________
Plus (+):
(G)  Purchases physically received in hand for
     week ended ___________ (current week)        $___________
Less (-):
(H)  Inventory sold during week of ___________
     (current week)                               $___________
(I)  Inventory reduced (e.g., write-down)
     during week ended __________
     (current week)                               $___________
     (F) + (G) - (H) - (I)         $____________
                     times              60%
               (J) Availability from Inventory    $___________

(K)  Book Value of Net Property,
     Plant and Equipment           $___________
                         times 30% $___________
                    (L) Availability from PPE     $___________
(M)  Overadvance amount if prior to
     January 1, 2000                              $10,000,000
(N)  Maximum Available to Borrow
     (E) + (J) + (L) + (M)                        $___________

Less:
(O)  Loans outstanding                            $___________
(P) Facility Letter of Credit Obligations
     outstanding                                  $___________
(Q)  Total Usage:   (O) + (P)                     $___________
(R)  Excess or Amount to be repaid ((Q) - (N)     $___________

THE RAWLINGS SPORTING GOODS COMPANY, INC.

I certify that the foregoing information is true and correct:

By:  ________________________________
Its:  Chief Financial Officer
Date: _______________________________

                                                       EXHIBIT B

             RAWLINGS SPORTING GOODS COMPANY, INC.
                   BORROWING BASE CERTIFICATE
                    AS OF ____________, 1999

Borrowing Base:

The sum of:

Book value of Borrower's accounts receivables,
     net of allowance                                  $_________
     times                                             _________%

(a)  Availability from accounts receivable             $_________

Book value of Borrower's inventory                     $_________
     times                                             _________%

(b) Availability from inventory                        $_________

Book value of Borrower's net property,
     plant and equipment                               $_________
     times                                             _________%

(c)  Availability from property,
     plant and equipment                               $_________

(d)  Overadvance amount if prior to
     January 1, 2000                                  $10,000,000

    (e)  Maximum available to Borrow:
          Sum of (a), (b), (c) and (d)                 $_________
                                                        ---------

Less:

(f)  Loans outstanding                                 $_________

(g)  Facility Letter of credit obligations
          outstanding                                  $_________

(h)  Total Usage:  (f)-(g)                             $_________

(i)  Excess or Amount to be repaid (e)-(h)             $_________
                                                        ---------

THE RAWLINGS SPORTING GOODS COMPANY, INC.

I certify that the foregoing information is true and correct:

By:  ____________________________
Its:  Chief Financial Officer
Date: ___________________________

578691.10